TRANSAMERICA FUNDS

Transamerica Small Cap Growth

Supplement to the Currently Effective Class R, R4 and I3 Prospectus, Summary Prospectus and Statement of Additional Information

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The following replaces in its entirety the information in the Prospectus and Summary Prospectus under the heading “Performance”:

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower returns. The table includes deduction of applicable sales charges.

The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 10, 2017, and the fund is the accounting and performance survivor of the reorganizations. Transamerica Partners fund shareholders received Class R, Class R4 or Class I3 shares of the fund in the reorganizations.

The past performance shown below is for Class A shares. Class A shares are not offered in this prospectus. Although Class R, Class R4 and Class I3 shares would have similar annual returns as Class A shares because the classes are invested in the same portfolio of securities, the returns for Class R, Class R4 and Class I3 shares will differ from Class A shares to the extent that the classes have different expenses. Performance information for Class R, Class R4 and Class I3 shares will be included in a future prospectus after the classes have been in operation for one calendar year.

Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) – Class A

	Quarter Ended	Return
Best Quarter:	09/30/2013	12.30%
Worst	09/30/2015	-7.16%

Average Annual Total Returns (periods ended December 31, 2016)

	1 Year	Since Inception	Inception Date
Class A			08/31/2012
Return before taxes	12.85%	10.28%
Return after taxes on distributions	-2.31%	5.71%
Return after taxes on distributions and sale of fund shares	19.40%	7.96%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	11.32%	13.42%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

The following supplements and supersedes information in the Prospectus under the heading “Financial Highlights”:

The Financial Highlights tables are intended to help you understand the fund’s performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. Information has been derived from financial statements audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with the fund’s financial statements, is included in the October 31, 2016 Annual Report, which is available to you upon request.

Information is shown for Class A shares of Transamerica Small Cap Growth as Class R, Class R4 and Class I3 shares of the fund are newly offered.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Growth
	Class A
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013		October 31, 2012(A)
Net asset value, beginning of period/year	$12.82		$12.87	$12.37	$9.38		$10.00

Investment operations:
Net investment income (loss)(B)	(0.10	)(C)	(0.03)	(0.11)	(0.08)		(0.02)
Net realized and unrealized gain (loss)	0.49		1.03	0.61	3.07		(0.60)

Total investment operations	0.39		1.00	0.50	2.99		(0.62)

Dividends and/or distributions to shareholders:
Net investment income	—		—	—	(0.00	)(D)	—
Net realized gains	(1.06)		(1.05)	—	—		—
Total dividends and/or distributions to shareholders	(1.06)		(1.05)	—	(0.00	)(D)	—

Net asset value, end of period/year	$12.15		$12.82	$12.87	$12.37		$9.38

Total return(E)	3.42%		8.27%	4.04%	31.90%		(6.20	)%(F)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$8,835		$2,882	$862	$591		$236

Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.36%		1.30%	1.35%	1.29%		1.52	%(G)
Including waiver and/or reimbursement and recapture	1.35	%(C)	1.30%	1.35%	1.29%		1.45	%(G)
Net investment income (loss) to average net assets	(0.82	)%(C)	(0.26)%	(0.87)%	(0.70)%		(1.17	)%(G)
Portfolio turnover rate	43%		60%	73%	74%		11	%(F)

(A)	Commenced operations on August 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated without deduction of the maximum sales charge.
(F)	Not annualized.
(G)	Annualized.

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Investors Should Retain this Supplement for Future Reference

March 10, 2017